Restricted Net Assets	6 Months Ended
Apr. 30, 2026
Restricted Net Assets [Abstract]
RESTRICTED NET ASSETS

NOTE 16 — RESTRICTED NET ASSETS

As a result of the PRC laws and regulations and the requirement that distributions by PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Company. Amounts restricted include paid-in capital, additional paid-in capital, and the statutory reserves of the Company’s PRC subsidiaries.

	As of
	April 30, 2026	October 31, 2025
Paid-in capital	—	—
Additional paid in capital	2,561,211	2,561,211
Statutory reserve	217,264	217,264
Total	2,778,475	2,778,475